Exhibit 10.1

CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (the “Agreement”) is made and entered into as of March 15, 2013 by and among Nile Therapeutics, Inc., a Delaware corporation (the “Company”), and the individuals and/or entities listed on Exhibit A attached hereto (each, a “Purchaser,” collectively, the “Purchasers”).

A.           The Company currently requires funds to help finance its operations as it pursues either a strategic transaction or a subsequent financing.

B.           The Purchasers are willing to advance funds to the Company in exchange for the issuance to them of certain convertible promissory notes evidencing the Company’s obligation to repay the Purchasers’ loans of the advanced funds, all as provided in this Agreement.

NOW THEREFORE, the parties hereby agree as follows:

Article 1

PURCHASE, SALE AND TERMS OF NOTES

1.01         The Notes. The Company has authorized the issuance and sale to the Purchasers of the Company’s Convertible Promissory Notes in the original aggregate principal amount of up to $500,000 as set forth on Exhibit A hereto. The Convertible Promissory Notes shall be substantially in the form set forth as Exhibit B hereto and are herein referred to individually as a “Note” and collectively as the “Notes,” which terms shall also include any notes delivered in exchange or replacement therefor.

1.02         Security Agreement. The Notes will be secured by a general security interest in the Company’s tangible and intangible assets. Such security interest shall be evidenced by a security agreement among the Company and the Purchase in substantially the form attached hereto as Exhibit C (the “Security Agreement”), to be executed and delivered at the Closing (as defined below).

1.03         Purchase and Sale of Notes – Closing. The Company agrees to issue and sell to the Purchasers, and, subject to and in reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers agree to purchase the Notes in the principal amounts set forth opposite each Purchaser’s name on Exhibit A hereto under the heading “Principal Amount of Notes To Be Purchased at the Closing.” Such purchase and sale shall take place at a closing (the “Closing”) to be held remotely via the exchange of documents and signatures, on the date hereof at 12:00 a.m., California time, or at such other time or place as may be mutually agreed upon by the Company and the Purchasers purchasing at least two thirds of the principal amount of the Notes to be purchased at the Closing (the “Requisite Purchasers”). At the Closing, each Purchaser will deliver to the Company as payment in full for the Note to be purchased by such Purchaser at the Closing, the amount set forth opposite such Purchaser’s name in the “Purchase Price” column on Exhibit A, by wire transfer or other delivery of immediately available funds to the Company. At the Closing, the Company will issue and deliver to each Purchaser a duly executed Note in the principal amount set forth opposite such Purchaser’s name on Exhibit A. The Company shall send such Notes to such Purchaser at the address furnished to the Company for that purpose.

1.04         Registration Rights. The Company agrees to register the resale of the Conversion Shares and Warrant Shares (each as defined in the Notes), if applicable, under the Securities Act on Form S-1 or any other appropriate form in the sole discretion of the Company (the “Registration Statement”). The Company shall use its commercially reasonable efforts to file the Registration Statement with the U.S. Securities and Exchange Commission (the “Commission”) within 60 days following the issuance of the Conversion Shares.

1.05         No Usury. This Agreement and each Note issued pursuant to the terms of this Agreement are hereby expressly limited so that in no event whatsoever, whether by reason of deferment or advancement of loan proceeds, acceleration of maturity of the loan evidenced hereby, or otherwise, shall the amount paid or agreed to be paid to the Purchasers hereunder for the loan, use, forbearance or detention of money exceed the maximum interest rate permitted by the laws of the State of California. If at any time the performance of any provision hereof or any Note involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the amount payable under the Notes shall be reduced to such limit. The provisions of this Section 1.05 shall never be superseded or waived and shall control every other provision of this Agreement and any Note.

Article 2

CONDITIONS TO PURCHASERS’ OBLIGATIONS

The respective and several obligations of each Purchaser to purchase and pay for the Notes to be purchased by it at the Closing are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

2.01         Representations and Warranties. Each of the representations and warranties of the Company set forth in Article 3 hereof shall be true in all material respects on the date of the Closing.

2.02         Performance by the Company. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

2.03         Delivery of Notes. The Company shall have executed and delivered to each Purchaser a Note, in the form attached hereto as Exhibit B, evidencing the Company’s indebtedness to such Purchaser in the amount next to such Purchaser’s name on Exhibit A under the heading “Principal Amount of Notes To Be Purchased at the Closing.”

2.04         Delivery of Security Agreement. The Company shall have executed and delivered to each Purchaser the Security Agreement, in the form attached hereto as Exhibit C.

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Article 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each of the Purchasers as follows, each of which representation and warranty is true and correct as of the Closing:

3.01         Organization, Qualifications and Corporate Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect (as defined below) on the business or assets of the Company. “Material Adverse Effect” shall mean any event, change, violation, inaccuracy, circumstance or effect that is, individually or in the aggregate, materially adverse to the financial condition, capitalization, properties, employees, assets (including intangible assets), business, operations or results of operations of the Company. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as presently proposed to be conducted, to execute, deliver and perform this Agreement and to issue, sell and deliver the Notes.

3.02         Authorization of Agreements, Etc. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder and the issuance, sale and delivery of the Notes have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation of the Company, or the bylaws of the Company, nor will such actions result in a violation of any provision of any indenture, agreement or other instrument to which the Company, or any of its properties or assets is bound, or conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, encumbrance, or, to the Company’s knowledge, claim of any nature whatsoever upon any of the properties or assets of the Company, the result of any of which would have a Material Adverse Effect.

3.03         Validity. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Notes and the Security Agreement, when executed and delivered in accordance with this Agreement, will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The Warrants (as defined in the Notes), when executed and delivered in accordance with the terms of the Notes, will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The Conversion Shares and Warrant Shares, when issued, sold and delivered in accordance with the terms of the Notes and the Warrants, respectively, for the consideration provided for herein and therein, will be duly and validly issued, fully paid and nonassessable.

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Article 4

REPRESENTATIONS AND WARRANTIES OF PURCHASERS

Each Purchaser represents and warrants to the Company that: (a) it has full power and authority to enter into and perform this Agreement in accordance with its terms, and it was not organized for the specific purpose of acquiring the Notes, the Warrants, the Conversion Shares, or the Warrant Shares (collectively, the “Securities”); (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof; (c) it has made an investigation of the Company and its business as it deemed necessary and has had an opportunity to review all reports, schedules, forms, statements and other documents filed by the Company with the Commission, including the exhibits thereto and documents incorporated by reference therein, and to discuss and review the Company’s business, management and financial affairs with the Company’s management as it deemed necessary; (d) the Securities being purchased by it are being acquired for its own account for the purpose of investment and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”); (e) it understands that (i) the Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 504, 505 or 506 promulgated under the Securities Act, (ii) under the Securities Act and applicable regulations thereunder the Securities may be resold without registration under the Securities Act only in certain limited circumstances, (iii) the certificates evidencing the Securities will bear a legend substantially similar to that set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

and (iv) the Company will make a notation on its transfer books to such effect; (f) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of it, enforceable in accordance with the terms of the Agreement; and (g) it is an “accredited investor” as that term is defined in Rule 501 promulgated under the Securities Act.

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Article 5

MISCELLANEOUS

5.01         No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

5.02         Amendments, Waivers and Consents. Any provision in this Agreement to the contrary notwithstanding, changes in or additions to this Agreement or the Notes may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, if the Company shall obtain consent thereto in writing from the Requisite Purchasers. Any amendment or waiver effected in accordance with this Section 5.02 shall be binding upon each holder of Notes then outstanding, each future holder of such securities, and the Company; provided, however, that no amendment shall be effective against a Purchaser which materially and adversely affects such Purchaser’s rights under this Agreement or under any Notes in a manner that is adverse to and materially different from the effect on other Purchasers of Notes, without such Purchaser’s written consent.

5.03         Addresses for Notices, etc. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or on the first (1st) business day after transmission if sent by confirmed facsimile transmission, or four (4) business days after deposit in U.S. mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the Company’s name on the signature page of this Agreement, and (ii) if to a Purchaser, as set forth below such Purchaser’s name on the respective signature page of this Agreement, or at such other address as the Company or such Purchaser may designate by advance written notice to the other parties hereto. For purposes of this Section 5.03, a “business day” means a weekday on which banks are open for general banking business in New York City, New York.

5.04         Binding Effect; Assignment. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the Company and the Purchasers and their respective heirs, successors and assigns.

5.05         Headings; Interpretation. In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (ii) the captions and headings are used only for convenience and are not to be considered in construing or interpreting this Agreement and (iii) the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

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5.06         No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s or broker’s fee or commission in connection with the transactions contemplated by this Agreement. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Purchaser or any of its directors, officers, partners, members, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

5.07         Survival of Representations and Warranties. All representations and warranties made in this Agreement and the Notes or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof, and the Closing, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Purchasers or the Company, as the case may be.

5.08         Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

5.09         Governing Law. This Agreement shall be governed by, and construed in accordance with, the Delaware General Corporation Law as to matters within the scope thereof, and as to all other matters shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without reference to principles of conflict of laws or choice of laws.

5.10         Counterpart; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement may be executed and delivered by facsimile, or by e-mail in portable document format (.pdf) and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties.

5.12         Entire Agreement. This Agreement and the other documents delivered at the Closing constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersede all prior agreements with respect to the subject matter hereof.

5.13         Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, the Company and the Purchasers shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

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SIGNATURE PAGE

Principal Amount of Note = _______________

Purchase Price of Note = ________________

Name in which securities should be issued: _________________________________________________________

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone	Telephone

Facsimile	Facsimile

Tax ID # or Social Security #	Tax ID # or Social Security #

Dated: March ____, 2013

COMPANY

This Convertible Note Purchase Agreement is agreed to and accepted as of March ____, 2013.

NILE THERAPEUTICS, INC.

By:
Name:	Darlene Horton, M.D.
Title:	Chief Executive Officer

Signature Page to Convertible Note Purchase Agreement

EXHIBIT A

Schedule of Purchasers

Purchaser	Principal Amount of Notes To Be Purchased at Closing	Purchase Price (85% of Principal Amount)

Total	$450,000	$382,500

EXHIBIT B

Form of Convertible Promissory Note

EXHIBIT C

Form of Security Agreement